EXHIBIT 32.2

CERTIFICATION

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

(Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)

In connection with the Quarterly Report on Form 10-Q of Northern Tier Energy LP (the “Partnership”) for the period ended June 30, 2013, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, David Bonczek, Vice President and Chief Financial Officer of Northern Tier Energy LP, hereby certify, to my knowledge, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(i)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(ii)	the information contained in the Report fairly represents, in all material respects, the financial condition and results of operations of the Partnership.

Dated: August 13, 2013	/s/ David Bonczek
David Bonczek
Vice President and Chief Financial Officer of
Northern Tier Energy GP LLC